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                                                                  EXHIBIT 10(b)


                            GOODWIN, PROCTER & HOAR
                A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
                               COUNSELLORS AT LAW
                                 EXCHANGE PLACE

                        BOSTON, MASSACHUSETTS 02109-2881

                                                        TELEPHONE (617) 570-1000
                                                       TELECOPIER (617) 523-1231
                                                       CABLE - GOODPROCT, BOSTON





                               February 21, 1996



The Pilot Funds
3435 Stelzer Road
Columbus, OH 43219

Ladies and Gentlemen:

       Reference is made to Post-Effective Amendment No. 29 (the "Amendment") to the Registration Statement on Form N-1A (Registration No. 2-78440) filed with the Securities and Exchange Commission with respect to the proposed sale of an indefinite number of shares of beneficial interest, $.001 per share par value, of the Class B Shares (the "Shares") of the Pilot International Equity Fund, a series of The Pilot Funds, a Massachusetts business trust (the "Trust").

       In rendering the opinion set forth below, we have examined such records, documents and other instruments and have made such other examinations and inquiries as we have deemed necessary to enable us to express the opinion set forth herein.

       Based upon and subject to the foregoing, we are of the opinion that the Shares, when issued and sold in accordance with the terms of the Prospectus and Statement of Additional Information relating to the Shares in effect at the time of such issuance and sale, will be validly issued, fully paid and non-assessable by the Trust.

       We hereby consent to the filing of this opinion as an Exhibit to the Amendment and to the reference to this firm in the Statement of Additional Information under the heading "Independent Accountants and Counsel."


                                             Very truly yours,



                                             GOODWIN, PROCTER & HOAR